FLEXIBLE PREMIUM VARIABLE ANNUITY- E

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Supplement Dated December 12, 2011

to the

Prospectus dated May 1, 2010

Effective on or about December 12, 2011, the following subaccount name changes will occur:

Current Subaccount Name(1)	New Subaccount Name
Transamerica Asset Allocation - Conservative VP	TA Asset Allocation - Conservative
Transamerica Asset Allocation - Moderate VP	TA Asset Allocation - Moderate
Transamerica Asset Allocation - Moderate Growth VP	TA Asset Allocation - Moderate Growth
Transamerica AEGON Money Market VP	TA AEGON Money Market

(1)	Also the name of the underlying fund portfolio the subaccount invests in. The underlying fund portfolio name is not changing.

Any references in the Prospectus to the subaccounts are hereby changed as noted above.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Flexible Premium Variable Annuity - E dated May 1, 2010